                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 15, 1998
                                                   ----------------

                              The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                         1-1861                       13-2994534
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                          1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code   (212) 536-1390
                                                     --------------

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         (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          The CIT Group, Inc. (formerly The CIT Group Holdings, Inc.), a Delaware corporation (the "Company"), hereby amends the consolidated financial statements set forth in Item 8 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), as herein described. The Independent Auditors' Report set forth in the 1996 Form 10-K is deleted and replaced in its entirety by the Independent Auditors' Report filed as Exhibit 99.1 to this Form 8-K, which references an additional footnote as of a date subsequent to the original Independent Auditors' Report. The Notes to Consolidated Financial Statements are amended to renumber "Note 22-Selected Quarterly Financial Data (Unaudited)" to the Consolidated Financial Statements as "Note 24-Selected Quarterly Financial Data (Unaudited)". The Notes to Consolidated Financial Statements are further amended to add "Note 22-Subsequent Event-Initial Public Offering" and "Note 23-Business Segment Information", filed as Exhibit 99.2 to this Form 8-K.

     Except as set forth above, the consolidated financial statements of the Company, as set forth in the 1996 Form 10-K, are unchanged.


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                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
The CIT Group, Inc.:

We have audited the accompanying consolidated balance sheets of The CIT Group, Inc. and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The CIT Group, Inc. and subsidiaries at December 31, 1996 and 1995, and the results of their operations and cash flows for each of the years in the three-year period ended December 31, 1996 in conformity with generally accepted accounting principles.

                                     KPMG PEAT MARWICK LLP
Short Hills, New Jersey
January 17, 1997, except as to Note 21
  which is as of February 21, 1997 and
  Note 22 which is as of
  September 26, 1997

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NOTE 22--SUBSEQUENT EVENT--INITIAL PUBLIC OFFERING

On September 26, 1997, the Company filed a Registration Statement in connection with the proposed initial public offering of the Company's common stock.

NOTE 23--BUSINESS SEGMENT INFORMATION

The Company's primary business activities are comprised of commercial and consumer operations. The Company's diversified commercial segment is engaged in equipment financing and leasing, factoring and commercial finance. The Company's consumer segment offers home equity lending, secured retail sales financing of manufactured housing, recreation vehicles and recreational boats, as well as consumer loan servicing.

Segment total revenue is defined as finance income plus fees and other income. Segment operating income (loss) is defined as total revenue less direct segment interest and operating expenses. Other includes general corporate expenses, and revenues and expenses related to other operations of the Company. The following table sets forth information on the Company's commercial and consumer business segments (in millions).

                                                                        -------------------------------------
                                                                                   AT DECEMBER 31,
                                                                          1996          1995          1994
                                                                        ---------     ---------     ---------
Dollars in millions
TOTAL ASSETS
Commercial                                                              $15,143.2     $14,590.5     $13,670.7
Consumer                                                                  3,563.4       2,587.7       2,122.2
Other                                                                       225.9         242.1         166.8
                                                                        ---------     ---------     ---------
     Total                                                              $18,932.5     $17,420.3     $15,959.7
                                                                         ========      ========      ========

                                                                           ----------------------------------
                                                                                YEARS ENDED DECEMBER 31,
                                                                             1996         1995         1994
                                                                           --------     --------     --------
Dollars in millions
TOTAL REVENUES
Commercial                                                                 $1,542.6     $1,443.0     $1,242.7
Consumer                                                                      325.6        264.4        177.2
Other                                                                          22.1          6.5         18.3
                                                                           --------     --------     --------
     Total                                                                 $1,890.3     $1,713.9     $1,438.2
                                                                            =======      =======      =======
OPERATING INCOME (LOSS)
Commercial                                                                 $  390.2     $  341.5     $  336.9
Consumer                                                                       67.4         63.9         24.3
Other                                                                         (41.8)       (40.3)       (36.2)
                                                                           --------     --------     --------
     Total                                                                 $  415.8     $  365.1     $  325.0
                                                                            =======      =======      =======

NOTE 24--SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                             ----------------------------------------------------
                                                                                     1996
                                                              FIRST      SECOND       THIRD      FOURTH
                                                             QUARTER     QUARTER     QUARTER     QUARTER    YEAR
                                                             -------     -------     -------     -------   ------
Dollars in millions
Net finance income                                           $195.4      $197.3      $201.4      $203.8    $797.9
Fees and other income                                          52.7        73.2        50.9        67.3     244.1
Salaries and general operating expenses                        95.9        97.6        97.9       101.7     393.1
Provision for credit losses                                    27.8        26.6        24.2        32.8     111.4
Depreciation on operating lease equipment                      27.5        28.8        28.0        37.4     121.7
Provision for income taxes                                     37.1        45.1        37.1        36.4     155.7
Net income                                                   $ 59.8      $ 72.4      $ 65.1      $ 62.8    $260.1

                                                             ----------------------------------------------------
                                                                                     1995
                                                              FIRST      SECOND       THIRD      FOURTH
                                                             QUARTER     QUARTER     QUARTER     QUARTER    YEAR
                                                             -------     -------     -------     -------   ------
Dollars in millions
Net finance income                                           $164.5      $171.5      $178.8      $182.9    $697.7
Fees and other income                                          43.4        41.9        47.8        51.6     184.7
Salaries and general operating expenses                        84.8        82.3        85.9        92.7     345.7
Provision for credit losses                                    21.0        22.2        24.0        24.7      91.9
Depreciation on operating lease equipment                      17.6        17.2        21.4        23.5      79.7
Provision for income taxes                                     31.7        35.2        36.8        36.1     139.8
Net income                                                   $ 52.8      $ 56.5      $ 58.5      $ 57.5    $225.3